As filed with the Securities and Exchange Commission on May 1, 2013

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® VARIABLE INSURANCE TRUST II

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company,

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered: Initial Class and Service Class shares of beneficial interest in the series of the Registrant designated MFS Strategic Income Portfolio, a series of MFS Variable Insurance Trust II.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON

FORM N-1A (FILE NO. 2-83616)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

MAY 31, 2013 PURSUANT TO RULE 488

MFS STRATEGIC INCOME SERIES

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(617) 954-5000

June 14, 2013

Dear Variable Contract Owner:

I am writing to let you know that a meeting of the shareholders of MFS Strategic Income Series (the “Strategic Income Series”), a series of MFS Variable Insurance Trust (the “Trust”), will be held on August 8, 2013 (the “Meeting”). Although the only shareholders of the Strategic Income Series are separate accounts established by certain insurance companies that offer variable annuity and/or life insurance products (“Companies”), you, as an owner of record of a variable annuity contract or variable life insurance policy (the “variable contract”) with amounts allocated to the Strategic Income Series, have the right to instruct the Companies as to the manner in which shares of the Strategic Income Series attributable to your variable contract should be voted. Details about the Meeting and ways that you can submit your voting instructions to the Companies are included in the enclosed Prospectus/Proxy Statement.

As record owners of the Strategic Income Series’ shares, the Companies will be asked to approve a reorganization of the Strategic Income Series into MFS Strategic Income Portfolio (the “Strategic Income Portfolio”). The Strategic Income Portfolio has an identical investment objective as the Strategic Income Series. The Strategic Income Portfolio also has identical investment strategies and policies to those of the Strategic Income Series. This reorganization would provide the Strategic Income Series’ shareholders with the opportunity to participate in a larger combined portfolio with the same investment objective, investment strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Strategic Income Series’ Trustees have unanimously determined that the reorganization of the Strategic Income Series into the Strategic Income Portfolio would be in the best interest of the Strategic Income Series. For this reason, the Trustees recommend that you provide voting instructions for the Companies to vote FOR the proposed transaction by completing the enclosed Voting Instruction Form. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, an overview of the transaction is included in question-and-answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Voting Instruction Form. For more information, please call [1-800-225-2606]. I thank you for your prompt attention to this matter.

Sincerely,

John M. Corcoran President MFS Strategic Income Series

MFS Strategic Income Series

a series of MFS Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 8, 2013

To owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by certain insurance companies that offer variable annuity and/or life insurance products (each, a “Company” and collectively, the “Companies”) entitled, pursuant to the attached Proxy Statement, to give voting instructions in connection with a separate account of a Company.

A Special Meeting (the “Meeting”) of Shareholders of MFS Strategic Income Series (the “Strategic Income Series”), a series of the MFS Variable Insurance Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of the Trust, 111 Huntington Avenue, 35th Floor, Boston, Massachusetts 02199-7618, on August 8, 2013, at 10:00 a.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Trust, on behalf of the Strategic Income Series, and MFS Variable Insurance Trust II, a Massachusetts business trust on behalf of MFS Strategic Income Portfolio (the “Strategic Income Portfolio”), providing for the transfer of assets to and the assumption of liabilities of the Strategic Income Series by the Strategic Income Portfolio in exchange solely for shares of beneficial interest of the Strategic Income Portfolio, and the distribution of Strategic Income Portfolio shares to the shareholders of the Strategic Income Series in complete liquidation and termination of the Strategic Income Series.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT

YOU VOTE FOR ITEM 1.

Shares of the Strategic Income Series are held exclusively in certain separate accounts of the Companies. As owners of the assets held in their separate accounts, the Companies are shareholders of record of the Strategic Income Series, and entitled to vote their shares of the Strategic Income Series. The Companies hereby solicit, and will vote their shares of the Strategic Income Series at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares.

As a variable contract owner of record at the close of business on May 31, 2013 (the “Record Date”), you have the right to instruct the Company that issued your variable contract as to the manner in which shares of the Strategic Income Series attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Strategic Income Series is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof. For your voting instructions to be counted, the Company that issued your variable contract must receive them by 5:00 p.m. (E.T.) on                     .

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions by mail.

By order of the Board of Trustees,

Susan S. Newton, Assistant Secretary and Assistant Clerk

June 14, 2013

Prospectus/Proxy Statement

June 14, 2013

Acquisition of the assets and liabilities of

MFS STRATEGIC INCOME SERIES

a series of MFS Variable Insurance Trust

By and in exchange for shares of

MFS STRATEGIC INCOME PORTFOLIO

a series of MFS Variable Insurance Trust II

111 Huntington Avenue

Boston, Massachusetts 02199-7618

(617) 954-5000

*  *  *  *  *

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Strategic Income Series (the “Strategic Income Series”) into MFS Strategic Income Portfolio (the “Strategic Income Portfolio”). If the proposed reorganization is approved, each shareholder of the Strategic Income Series will receive a number of full and fractional shares of the corresponding class of shares of the Strategic Income Portfolio equal in value at the date of the exchange to the total value of the shareholder’s Strategic Income Series shares. Like the Strategic Income Series, the Strategic Income Portfolio is in the family of funds managed by Massachusetts Financial Services Company (“MFS”), and is a registered open-end management investment company (mutual fund). The Strategic Income Series and the Strategic Income Portfolio are sometimes collectively referred to herein as the “Funds,” and each individually sometimes referred to herein as a “Fund.”

This document provides you with the information you need to give voting instructions on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”), and some is technical. If there is anything you do not understand, please contact MFS Service Center, Inc. by calling [1-800-255-2606].

As of the date of this Prospectus/Proxy Statement, the Strategic Income Series issues and sells its shares to separate accounts (the “Separate Accounts”) of certain insurance companies that offer variable annuity and/or life insurance products each, a “Company” and collectively, the “Companies”). The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a “Contract”) issued by the Companies. Owners, participants, and payees under the Contracts who have allocated the value of their Contracts in the Separate Accounts to the Strategic Income sub-account (“Contract Holders”) have an indirect interest in the Strategic Income Series. As the owners of the assets held in the Separate Accounts, the Companies are shareholders of record of the Strategic Income Series, and are entitled to vote their shares of the Strategic Income Series. The Companies vote their shares, however, in accordance with instructions received from Contract Holders. The Notice and this Prospectus/Proxy Statement are being delivered to Contract Holders who have allocated some portion of their Contract’s value to the Strategic Income sub-account associated with their Separate Account, so that they may instruct the Companies how to vote the shares of the Strategic Income Series underlying their Contracts. As used herein, the term “shareholders” refers to the Separate Accounts and/or the Contract Holders, depending on the context.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Strategic Income Series (the “Meeting”), and not revoked, will be voted at the Meeting. The Companies will vote the Strategic Income Series’ shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under the Contracts funded through the Separate Accounts. The Companies will vote the shares attributable to Contracts for which they do not receive voting instruction cards, and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts, in the same proportion as the shares for which they receive voting instruction cards. Because of this method of proportional voting, a small number of Contract Holders may determine the outcome of the vote. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement. For your voting instructions to be counted, the Company that issued your Contract must receive them by 5:00 p.m. (E.T.) on                     .

This Prospectus/Proxy Statement explains concisely what you should know before providing voting instructions on the proposed reorganization or investing in the Strategic Income Portfolio. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Initial Class share Prospectus or Service Class share Prospectus (as applicable depending on the share class owned) of the Strategic Income Portfolio dated April 30, 2013, as supplemented from time to time (the “Strategic Income Portfolio Prospectus”); and (ii) the Strategic Income Portfolio Annual Report to Shareholders for the fiscal year ended December 31, 2012 (the “Strategic Income Portfolio Annual Report”). The Strategic Income Portfolio Prospectuses and the Strategic Income Portfolio Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means that they are part of the Prospectus/Proxy Statement for legal purposes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 8, 2013.

This Prospectus/Proxy Statement is available at                             . Information on how to obtain directions to be able to attend the meeting and vote in person is available by telephoning toll-free 1-800-225-2606.

The following documents have been filed with the SEC, and are also incorporated into this Prospectus/Proxy Statement by reference:

(i) the Initial Class and Service Class Prospectuses of the Strategic Income Series, each dated April 30, 2013, as supplemented from time to time;

(ii) the Statement of Additional Information, dated April 30, 2013, of the MFS Variable Insurance Trust, as supplemented from time to time, which includes information about the Strategic Income Series;

(iii) the Statement of Additional Information, dated April 30, 2013, of the MFS Variable Insurance Trust II, as supplemented from time to time, which includes information about the Strategic Income Portfolio;

(iv) the Annual Report to Shareholders of the Strategic Income Series for the fiscal year ended December 31, 2012;

and

(v) a Statement of Additional Information, dated June 14, 2013, relating to this Prospectus/Proxy Statement and the proposed reorganization.

For a free copy of any of the above documents, please contact MFS Service Center, Inc., either by mailing P.O. Box 55824, Boston, Massachusetts 02205-5824 or by calling 1-800-225-2606.

Proxy materials, registration statements, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities in the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above as (i), (ii), and (iv) are 33-74668 and 811-8326. The SEC file numbers for the Statement of Additional Information for MFS Variable Insurance Trust II are 002-83616 and 811-3732. The SEC file numbers for the Statement of Additional Information relating to this Prospectus/Proxy Statement is 333-                     and 811-3732.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectuses of the MFS Strategic Income Portfolio, dated April 30, 2013, as supplemented

Annual Report to Shareholders of the MFS Strategic Income Portfolio, dated December 31, 2012

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering the proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of MFS Variable Insurance Trust are recommending that shareholders of the Strategic Income Series approve the reorganization of the Strategic Income Series into the Strategic Income Portfolio. If the reorganization is approved by shareholders, the assets and liabilities of the Strategic Income Series will be transferred to the Strategic Income Portfolio. In consideration therefore, the Strategic Income Portfolio shall deliver to the Strategic Income Series a number of shares of the Strategic Income Portfolio having an aggregate net asset value equal to the net asset value of the Strategic Income Series. Immediately following the transfer, the Strategic Income Portfolio shares received by the Strategic Income Series will be distributed to its shareholders in proportion to their holdings in the Strategic Income Series, and the Strategic Income Series will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

The one-time fees and expenses (auditor, legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs) incurred in connection with the consummation of the proposed reorganization are estimated to be approximately $75,000. Approximately $57,000 of these costs will be allocated to the Strategic Income Series. The remaining $18,000 of these costs will be allocated to the Strategic Income Portfolio. For further information about these costs, their allocation and their payment, please see below under the caption “Reorganization Fees and Expenses” under “Information About the Reorganization.”

2.	What will happen to the portion of my Contract’s value indirectly invested in shares of the Strategic Income Series as a result of the reorganization?

Shares of the Strategic Income Series will, in effect, be exchanged on a tax-free basis for shares of the same class of the Strategic Income Portfolio with an equal total net asset value as of the date of the exchange. The Strategic Income Series will then be terminated.

3.	Why is the reorganization being proposed, and what are the benefits of merging the Strategic Income Series into the Strategic Income Portfolio?

The reorganization is designed to reduce existing overlap in portfolios within the same asset class offered within the MFS family of funds, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of the shareholders of each Fund, and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization will provide you with the opportunity to participate in a larger combined fund with an identical investment objective, identical investment policies and strategies, with comparable historical performance record, with potentially lower expenses resulting from fixed costs being spread over a larger asset base, and with potentially greater prospects for asset growth over time.

If the reorganization is completed, each class of the combined Fund will have a “Total Annual Fund Operating Expense” ratio (after taking into account an expense limitation arrangement) that is equal to the total expense ratio of the corresponding class of the Strategic Income Series based on each Fund’s fiscal year ended December 31, 2012. Because the expense limitation arrangement is in effect for a defined term, it is also worth noting the impact of the reorganization setting aside the expense limitation arrangement. It is estimated that each class of the combined Fund will have a “Total Annual Fund Operating Expense” ratio (prior to taking into account the expense limitation arrangement) that is approximately 0.29% lower than the total expense ratio of the corresponding class of the Strategic Income Series based on each Fund’s fiscal year ended December 31, 2012. On December 17, 2012, Sun Life Financial Inc. (“Sun Life”) announced the execution of a definitive agreement whereby Delaware Life Holdings, a company owned by shareholders of Guggenheim Partners, will purchase Sun Life’s U.S. annuity business and certain life insurance businesses. Certain of these acquired businesses may offer the Funds to variable contracts that they issue. In the event the transaction between Sun Life and Guggenheim Partners is consummated, there is no guarantee that Delaware Life Holdings will not withdraw these assets from the combined fund. In general, annual fund operating expenses, expressed as a percentage of a fund’s assets, increase as the fund’s assets decrease.

Although past performance is not an indication of future performance, the Strategic Income Portfolio also has a comparable historical performance record to the Strategic Income Series. In addition, it is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by the Companies as shareholders of the Strategic Income Series, the Strategic Income Portfolio, or the Contract Holders as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies, and restrictions of the two Funds compare?

The investment objectives of the two Funds are identical in that they both seek total return with an emphasis on high current income, but also considering capital appreciation. The investment objective of each Fund may be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of the Funds are identical, and the Funds’ fundamental and non-fundamental investment restrictions are substantially similar. MFS normally invests each Fund’s assets primarily in debt instruments. MFS may invest each Fund’s assets in other mutual funds advised by MFS that invest in securities instead of investing directly in such securities.

MFS normally invests each Fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the Funds’ assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest each Fund’s assets in equity securities.

MFS may invest up to 100% of each Fund’s assets directly or indirectly in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest a large percentage of each Fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives for the Funds, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the Funds. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Each Fund is a diversified investment company.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Investment Objective, Strategies and Risks” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions,” “Appendix H – Investment Strategies and Risks,” and “Appendix I – Investment Restrictions” in each Fund’s current Statement of Additional Information.

Because the investment strategies and policies of each Fund are identical, there is a significant amount of overlap between the portfolios of each Fund. For example, as of December 31, 2012, the Funds held the same 574 debt instruments representing similar weightings in the portfolios. For this reason, MFS anticipates minimal, if any, portfolio repositioning in connection with the reorganization.

5.	How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates and annual operating expenses.

Management Fees. As set forth in the table below, the effective management fee rate (for the fiscal year ended December 31, 2012) for both Funds was 0.70% of the respective Fund’s average daily net assets.

Strategic Income Series

Contractual Management Fee Rate:*	Effective Management Fee Rate (for fiscal year ended December 31, 2012):
0.70% annually of the first $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $1 billion.	0.70% of average daily net assets

Strategic Income Portfolio

Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended December 31, 2012):
0.70% annually of the first $1 billion of average daily net assets; and 0.65% of average daily net assets in excess of $1 billion	0.70% of average daily net assets

Effective April 1, 2013, MFS agreed in writing to reduce its management fee for both Funds by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees.

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Strategic Income Portfolio’s management fee schedule.

Sales Charges and Rule 12b-1 Fees. Neither Fund imposes an initial sales charge on the purchase of Initial Class or Service Class shares or a contingent deferred sales charge upon redemption of Initial Class or Service Class shares.

Both Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) for their Service Class shares. The Funds’ Service Class shares are subject to a maximum Rule 12b-1 fee of 0.25% annually of the average daily net assets attributable to each Fund’s respective Service Class shares. Initial Class shares of each Fund have not adopted Rule 12b-1 distribution plans, and do not incur Rule 12b-1 fees.

Other Expenses and Total Annual Funds Operating Expenses. As shown in greater detail in the tables below, the Strategic Income Portfolio’s “Other Expenses” and “Total Annual Fund Operating Expenses” for each class of shares were each lower than the Strategic Income Series’ “Other Expenses” and “Total Annual Fund Operating Expenses” for the corresponding class of shares during each Fund’s most recently completed fiscal year. It is estimated that if the reorganization is completed, each class of the combined fund will have a total expense ratio, without taking into account any expense limitation arrangements, that is approximately 0.29% lower than the total expense ratio of the corresponding class of the Strategic Income Series. After taking into account expense limitation arrangements, it is estimated that each class of the combined fund will have a total expense ratio that is equal to the total expense ratio of the corresponding class of the Strategic Income Series, based on each Fund’s fiscal year ended December 31, 2012.

The following tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended December 31, 2012, and estimates of pro forma expenses of the Strategic Income Portfolio after giving effect to the reorganization (assuming that the reorganization occurred January 1, 2012, the beginning of the Fund’s most recently completed fiscal year). Expenses have been adjusted to reflect the estimated expenses of investing in another MFS fund. Expenses for the Strategic Income Series and pro forma combined Strategic Income Portfolio have further been adjusted to reflect current fee arrangements. The table below does not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expense ratio would be higher.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Strategic Income Portfolio after giving effect to the reorganization. The Strategic Income Portfolio’s actual expenses after the reorganization may be greater or less than those shown below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Share Class	Strategic Income Series Initial Class	Strategic Income Portfolio Initial Class	Strategic Income Portfolio (Pro forma combined)[1] Initial Class
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.57%	0.32%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.28%	1.03%	0.99%
Fee Reductions and/or Expense Reimbursements	(0.47%)[3]	(0.12%)[4]	(0.18)%[5]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.81%	0.91%	0.81%

Share Class	Strategic Income Series Service Class	Strategic Income Portfolio Service Class	Strategic Income Portfolio (Pro forma combined)[1] Service Class
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.57%	0.32%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	1.28%	1.24%
Fee Reductions and/or Expense Reimbursements	(0.47%)[3]	(0.12%)[4]	(0.18)%[5]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.06%	1.16%	1.06%

[1]	Assumes that the reorganization occurred on the first day of the twelve-month period ended December 31, 2012.
[2]

“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

[3]

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% and 1.05% of the fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

[4]

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% and 1.15% of the fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2014.

[5]

If the reorganization is consummated, MFS has agreed in writing to bear the Strategic Income Portfolio’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% and 1.05% of the fund’s average daily net assets annually for Initial Class and Service Class shares, respectively. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least August 31, 2015.

Additional information about fees and expenses

The annual fund operating expenses shown in the table above are based on annualized expenses reported during each Fund’s most recently completed fiscal year expressed as a percentage of the Fund’s average net assets during the period. Each Fund’s annual operating expenses have not been adjusted to reflect its current asset size. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. The Fund’s annual operating expenses will likely vary from year to year.

“Other Expenses” for the Strategic Income Series include the fee paid to MFS Service Center, Inc. (“MFSC”) of approximately 0.045% (adjusted for current fee arrangements) for dividend and distribution disbursing, transfer agent and recordkeeping services that MFSC provides to the Strategic Income Series. MFSC provides these services to the Strategic Income Portfolio, but did not receive a fee for these services during the fiscal year ended December 31, 2012. Effective April 1, 2013, MFSC began to receive a fee from Strategic Income Portfolio for these services. The “Other Expenses” information for the Strategic Income Portfolio have not been adjusted to reflect this fee, which is estimated to be less than 0.01%. The “Other Expenses” information for the pro forma expenses of the Strategic Income Portfolio have been adjusted to reflect this fee which is estimated to be approximately 0.024%.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee with respect to both Funds by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board of Trustees.

Examples

The following examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in each Fund. However, the examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown, regardless of whether or not you redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year, and that all dividends and other distributions are reinvested. They also assume that the Funds’ operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. These examples do not take into account any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

	1 Year	3 Years	5 Years	10 Years
Strategic Income Series
Initial Class	$89	$365	$663	$1,509
Service Class	$114	$443	$795	$1,789

Strategic Income Portfolio
Initial Class	$94	$317	$558	$1,249
Service Class	$119	$395	$692	$1,536

Strategic Income Portfolio (pro forma combined)
Initial Class	$83	$274	$507	$1,175
Service Class	$108	$353	$641	$1,463

6.	How has the Strategic Income Portfolio performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1-, 5—and 10-year periods compare with those of a broad measure of market performance. Of course, the Funds’ past performance is not an indication of future performance. To review information regarding the Strategic Income Portfolio in more detail, please refer to the Strategic Income Portfolio Annual Report and the applicable Strategic Income Portfolio Prospectus.

As shown in the tables below, Initial Class and Service Class shares of the Strategic Income Series outperformed the corresponding classes of the Strategic Income Portfolio for the 1-year period ended December 31, 2012, and underperformed for the 5-year and 10-year periods ended December 31, 2012. Initial Class shares of Strategic Income Portfolio outperformed Initial Class shares of Strategic Income Series for five of the last ten calendar years and had the same performance for one of the last ten years. However, in all but two instances the amount of outperformance or underperformance was less than one percentage point of return.

Both the Strategic Income Portfolio and the Strategic Income Series have been managed by William J. Adams since 2011; Ward Brown since April 2013; James J. Calmas since 2005; David P. Cole since 2011; Robert D. Persons since 2005; Matthew W. Ryan since 2002 and 2005 for Strategic Income Series and Strategic Income Portfolio, respectively; and Erik S. Weisman since 2005 and therefore have experienced similar performance results since those dates. The performance results do not reflect any Separate Account and Contract Fees and expenses, which would reduce the performance results shown below.

Annual Total Return (Total Investment Return at NAV)

Initial Class Shares (1)

	Year ended December 31,
	2012	2011	2010	2009	2008
Strategic Income Portfolio	10.42%	4.67%	10.27%	27.52%	(12.94)%
Strategic Income Series	10.86%	4.74%	10.11%	24.25%	(12.12)%

	Year ended December 31,
	2007	2006	2005	2004	2003
Strategic Income Portfolio	3.49%	6.71%	1.89%	8.04%	12.89%
Strategic Income Series	3.79%	6.67%	1.89%	7.73%	10.38%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings. The annual total returns for the Service Class shares of each Fund would have been lower than the returns for Initial Class shares, because the Service Class shares have higher total annual expense ratios. During the periods shown in the table, the highest quarterly returns for the Strategic Income Series and the Strategic Income Portfolio were 9.90% and 11.37% (each for the calendar quarter ended June 30, 2009), respectively, and the lowest quarterly returns were (7.14)% and (7.83)% (each for the calendar quarter ended December 31, 2008), respectively.

Average Annual Total Returns as of December 31, 2012(1)

	1 Year	5 Years	10 years
Strategic Income Portfolio
Initial Class Shares	10.42%	7.19%	6.86%
Service Class Shares	10.29%	6.93%	6.59%
Benchmark Comparison (Returns Before Taxes)
Barclays U.S. High Yield Corporate Bond 2% Issuer Capped Index(2)(3)	15.78%	10.45%	10.60%
MFS Strategic Income Blended Index(4)	9.60%	7.94%	7.96%

Strategic Income Series
Initial Class Shares	10.86%	6.90%	6.47%
Service Class Shares	10.60%	6.65%	6.21%
Benchmark Comparison (Returns Before Taxes)
Barclays U.S. High Yield Corporate Bond 2% Issuer Capped Index (2)(3)	15.78%	10.45%	10.60%
MFS Strategic Income Blended Index(4)	9.60%	7.94%	7.96%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings.
(2)	Source: FactSet Research Systems Inc.
(3)	Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index is a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
(4)	As of March 31, 2013, the MFS Strategic Income Blended Index (the “Blended Index”) consisted of the following indices and weightings: 10% Barclays U.S. Credit Bond Index; 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index; 14% JPMorgan Emerging Markets Bond Index Global; 8.5% Citigroup World Government Bond Non-Dollar Hedged Index; 8.5% Citigroup World Government Bond Non-Dollar Index; and 26% Barclays U.S. Government/Mortgage Bond Index. The underlying indices and weightings of the Blended Index may have differed during the period, and may differ in the future.

The Strategic Income Series commenced investment operations on June 14, 1994, with the offering of Initial Class shares and subsequently offered Service Class Shares on May 1, 2000.

The Strategic Income Portfolio commenced investment operations on May 6, 1998, with the offering of Initial Class shares and subsequently offered Service Class shares on August 24, 2001.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades investment securities. Frequent trading of investment securities increases transaction costs, which could detract from a Fund’s performance. In the fiscal year ended December 31, 2012, each Fund had a portfolio turnover rate of 40%.

8.	Who manages the Strategic Income Portfolio?

MFS is the investment adviser for each Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. [Net assets under the management of the MFS organization were approximately $             billion as of                             , 2012.][TBU]

Both Funds are managed by William J. Adams, James J. Calmas, Ward Brown, David P. Cole, Robert D. Persons, Matthew W. Ryan and Erik S. Weisman, all of whom are Investment Officers of MFS. Mr. Adams has been a portfolio manager of each Fund since 2011 and has been employed in the investment area of MFS since 2009. Mr. Calmas has been a portfolio manager of each Fund since 2005 and has been employed in the investment area of MFS since 1988. Mr. Brown has been a portfolio manager of each Fund since April 2013 and has been employed in the investment area of MFS since 2005. Mr. Cole has been a portfolio manager of each Fund since 2011 and has been employed in the investment area of MFS since 2004. Mr. Ryan has been a portfolio manager of the Strategic Income Series since 2002 and the Strategic Income Portfolio since 2005 and has been employed in the investment area of MFS since 1997. Mr. Weisman has been a portfolio manager of each Fund since 2005 and has been employed in the investment area of MFS since 2002. Each Fund’s Statement of Additional Information dated April 30, 2013, which Statement of Additional Information has been filed with the SEC and is incorporated into this Prospectus/Proxy Statement by reference, provides additional information about the compensation of each portfolio manager of the Funds, about the other accounts managed by the portfolio managers of the Funds, and about any ownership by the Funds’ portfolio managers of securities held in both Funds.

9.	How will the reorganization happen?

If the reorganization is approved, your Strategic Income Series shares will be effectively exchanged for that number of Strategic Income Portfolio shares equal in total net asset value to the net value of assets of the Strategic Income Series transferred to the Strategic Income Portfolio, as of the close of trading on or about August 16, 2013. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the reorganization will not be a taxable event for Contract Holders regardless of the tax status of the reorganization, and any dividend declared as described below will not be taxable to Contract Holders. It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Company Separate Accounts that hold shares of the Strategic Income Series or the Strategic Income Series as a direct result of the reorganization. Each Company, as a shareholder of the Strategic Income Series, will have an aggregate tax basis in the Strategic Income Portfolio shares that each receives in connection with the reorganization equal to its aggregate tax basis in its Strategic Income Series shares. That said, because the reorganization will cause the Strategic Income Series’ tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Strategic Income Series to Companies as shareholders of the Fund. In particular, the Strategic Income Series will recognize net gains or losses on the sales of any securities, net of any available capital loss carry forwards, in the period ending on the closing date, and, on or before that date, the Strategic Income Series must declare a dividend paying out any such net gains, together with any other undistributed income or gains, to the Companies as shareholders of the Strategic Income Series. Also, to the extent that the Strategic Income Series holds any securities that are marked to market in connection with the reorganization, it will recognize and be required to pay out any net gain from such securities. The Companies, as shareholders, and Contract Holders are urged to consult with their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the reorganization.

As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from legal counsel to the effect that the reorganization will be a tax-free event for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	How will dividends be affected by the reorganization?

Currently, the Strategic Income Series pays substantially all of its net investment income (including any realized net capital gains) to shareholders as dividends at least annually. After the reorganization, you will continue to receive distributions of any net investment income (including any realized net capital gains) annually. Your distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Strategic Income Portfolio.

12.	What Strategic Income Portfolio shares will Shareholders of the Strategic Income Series receive if the reorganization occurs?

As noted above, shareholders holding Initial Class shares and Service Class shares of the Strategic Income Series will receive Initial Class shares and Service Class shares, respectively, of the Strategic Income Portfolio in accordance with the shareholders’ percentage ownership of Strategic Income Series shares. The Strategic Income Series is a series of the MFS Variable Insurance Trust and the Strategic Income Portfolio is a series of MFS Variable Insurance Trust II. MFS Variable Insurance Trust and MFS Variable Insurance Trust II are each a voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”), and are governed by an Amended and Restated Declaration of Trust (the “Declaration of Trust”) and by-laws, as amended and restated. The Declaration of Trust and bylaws of each of MFS Variable Insurance Trust and MFS Variable Insurance Trust II are substantially similar. Therefore, Strategic Income Series shareholders will retain identical shareholder rights when they become Strategic Income Portfolio shareholders of the Strategic Income Series. In addition, Strategic Income Series shareholders will continue to have their investments overseen by the same Board of Trustees when they become Strategic Income Portfolio shareholders.

13.	Do the procedures for purchasing, redeeming, and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other funds within the applicable trust, are identical. All purchases, redemptions, and exchanges are made through the Separate Accounts.

Both Funds currently offer Initial Class shares and Service Class shares. Shares of each Fund are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds is made at net asset value for each class of shares.

Consult your Contract documents and each Fund’s Prospectus for additional purchase, exchange, and redemption information.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed. If the reorganization is not approved, the Strategic Income Series will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives.

15.	Will the value of an investment in the Strategic Income Series change?

The number of shares owned by each shareholder will most likely change. However, the total value of the shares of the Strategic Income Portfolio that shareholders receive will equal the total value of the shares of the Strategic Income Series that shareholders hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder’s holdings in the Funds will not change as a result of the reorganization. Likewise, the total value of the Contract Holders’ interest will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Strategic Income Portfolio, and how do they compare with those for the Strategic Income Series?

Because the Funds share identical investment objectives, policies and strategies, the principal risks of an investment in the Strategic Income Portfolio are identical to the principal risks of an investment in the Strategic Income Series. For the three-year period ended December 31, 2012, the Strategic Income Series and the Strategic Income Portfolio had a beta of 0.50 and 0.53, respectively, relative to their benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. The Strategic Income Series’ and the Strategic Income Portfolio’s standard deviations over the same three-year period were 4.05 and 4.18, respectively. The Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index’s standard deviation for this period was 7.17. Beta is a measure of the volatility of a portfolio relative to the overall market. A beta of less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market. It is most reliable as a risk measure when the return fluctuations of the portfolio are highly correlated with the return fluctuations of the index chosen to represent the market. Standard deviation is an indicator of a fund’s total return volatility. The larger the fund’s standard deviation, the greater the fund’s performance volatility.

Each Fund is principally subject to the risks described below:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including asset-backed securities, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, and other conditions than the U.S. market.

Emerging Markets Risk: Emerging market investments can involve additional and greater risks than the risks associated with investments in developed foreign markets securities. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, and economic instability. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Geographic Concentration Risk: Because MFS may invest a large percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Inflation-Adjusted Debt Instruments Risk: Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by each Fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Funds. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the Funds underperforming other funds with similar investment strategies and/or underperforming the markets in which the Funds invest.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times, all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Active and Frequent Trading Risk: MFS may engage in active and frequent trading in pursuing each Fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the Fund’s return.

Temporary Defensive Strategy Risk: In response to adverse market, economic, political or other conditions, MFS may depart from each Fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

In addition to the Funds’ principal investment strategies described above, each Fund may also buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage, together with these techniques’ risks, are described in the Funds’ Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Strategic Income Series into the Strategic Income Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Strategic Income Series for use at the Meeting. The Meeting is to be held on August 8, 2013, at 10:00 a.m. at 111 Huntington Avenue, 35th floor, Boston, Massachusetts 02199-7618. The Notice of the Meeting, the combined Prospectus/Proxy Statement, and the enclosed proxy or voting instruction card are being provided to shareholders and mailed to Contract Holders on or about June 14, 2013.

As of May 31, 2013, (the “Record Date”) the Strategic Income Series had outstanding approximately              and              of its Initial Class and Service Class shares of beneficial interest, respectively. Only shareholders or Contract Owners with voting interests as of the close of business on May 31, 2013 will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OF THE PLAN OF REORGANIZATION

AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Strategic Income Series are being asked to approve a reorganization between the Strategic Income Series and the Strategic Income Portfolio pursuant to a Plan of Reorganization by the MFS Variable Insurance Trust on behalf of the Strategic Income Series and MFS Variable Insurance Trust II on behalf of the Strategic Income Portfolio (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Strategic Income Series to the Strategic Income Portfolio in exchange for that number of full and fractional Initial Class and Service Class shares of the Strategic Income Portfolio (the “Reorganization Shares”), equal in total net asset value to the net value of assets transferred to the Strategic Income Portfolio, all as more fully described below under “Information about the Reorganization.”

After receipt of the Reorganization Shares, the Strategic Income Series will distribute the Initial Class Reorganization Shares to its Initial Class shareholders and the Service Class Reorganization Shares to its Service Class shareholders, with distributions to be made in proportion to the shareholders’ existing shareholdings. This distribution will be made in complete liquidation of the Strategic Income Series, and the legal existence of the Strategic Income Series as a separate series of MFS Variable Insurance Trust will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Strategic Income Series will receive the number of full and fractional Initial Class and/or Service Class Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Strategic Income Series shares of the same class or classes.

On or prior to the date of the transfer (the “Exchange Date”), the Strategic Income Series will declare and pay a distribution to the Company Separate Accounts as shareholders which, together with all previous distributions, will have the effect of distributing to such shareholders all of its investment company taxable income and net realized gains, if any, in each case through the Exchange Date. Such distribution will not be taxable to Contract Holders.

The Trustees of the Strategic Income Series have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Strategic Income Series. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies and MFS Fund Distributors, Inc. are the sole stockholders of the Strategic Income Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Fund. The reorganization does not require the approval of the shareholders of the Strategic Income Portfolio.

In the event that this proposal is not approved by the Strategic Income Series shareholders, the Strategic Income Series will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Strategic Income Series and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS discussed the proposed reorganization of the Strategic Income Series into the Strategic Income Portfolio with the Funds’ Boards of Trustees at the Boards’ April 2013 meeting. MFS advised the Boards that the reorganization offers Strategic Income Series shareholders the opportunity to participate in a larger combined fund with the same investment objective, investment policies and strategies, a comparable historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Boards that Strategic Income Portfolio shareholders may benefit from the reorganization as a result of the increase in size of the combined fund.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Strategic Income Series. The Strategic Income Portfolio and the Strategic Income Series have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the Strategic Income Series believes that the proposed reorganization will be advantageous to the Strategic Income Series’ shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, strategies and restrictions;

2.	Although past performance is not an indication of future results, the Funds have comparable overall historical performance record;

3.	The relative risks of investing in either Fund, as described above;

4.	The Funds are permitted to invest in the same types of investments, and the investments allowed in the Strategic Income Series will all still be allowed in the Strategic Income Portfolio;

5.	The combination will create a larger combined fund with the potential for greater prospects for asset growth over time;

6.	The pro forma total expenses for both share classes of the combined fund are expected to be the same as (taking into account expense limitation arrangements) or lower than (setting aside the effect of expense limitation arrangements) the total expense ratios of the corresponding share classes of the Strategic Income Series after the reorganization based on expenses incurred for the twelve-month period ended December 31, 2012;

7.	The share classes of the Strategic Income Series have a structure that is substantially similar to the share classes of the Strategic Income Portfolio, including identical shareholder fees and applicable Rule 12b-1 fees;

8.	The investment advisory fee schedules of each Fund, and in particular, the effective management fee to be paid by the combined fund, is equal to the effective management fees paid to MFS by the Strategic Income Portfolio and the Strategic Income Series;

9.	The transaction is expected to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, for federal income tax purposes, no gain or loss will be recognized by the Strategic Income Series or the Companies for federal income tax purposes and no Contract Holder will experience any tax liability or other tax effect as a direct result of the transaction;

10.	The combined fund will be managed by the same investment adviser and portfolio managers, James J. Calmas, William J. Adams, David P. Cole, Robert D. Persons, Ward Brown, Matthew W. Ryan and Erik S. Weisman, as the Strategic Income Series;

11.	The compatibility of the Funds’ shareholder service features;

12.	The expected liabilities of each Fund;

13.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.	The estimated costs that will be borne by MFS in connection with the reorganization;

15.	The potential federal income tax limitations on the combined Fund’s ability to use the Strategic Income Series’ pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains, the potential reduction in the benefit of those losses to the Strategic Income Series shareholders, and the fact that Strategic Income Series shareholders will potentially share the tax cost associated with the Strategic Income Portfolio’s relatively larger built-in gains;

16.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Strategic Income Series through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

17.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees considered that the reorganization presents an opportunity for the Strategic Income Portfolio to acquire investment assets without the need to pay brokerage commissions or other transaction costs normally associated with the purchase of securities. The Trustees considered that the expenses that the Strategic Income Portfolio would incur as a result of the reorganization were reasonable in relation to the benefits that the Strategic Income Portfolio would realize as a result of the reorganization. The Trustees also believe that the Strategic Income Portfolio shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings, as well as needing to prepare prospectus disclosure for only one Fund instead of two. The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Funds, as the reorganization may allow MFS to better focus its resources on the combined Fund.

Based on its review and MFS’ advice, the Board of Trustees has unanimously approved the proposal.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Plan”). The Plan provides that the Strategic Income Portfolio will acquire the assets and liabilities of the Strategic Income Series in exchange for the Strategic Income Portfolio’s issuance of Initial Class and Service Class Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on August 16, 2013 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is intended as a summary and is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Strategic Income Series will sell its assets to the Strategic Income Portfolio, and, in exchange, the Strategic Income Portfolio will assume all liabilities of the Strategic Income Series and deliver to the Strategic Income Series: (i) a number of full and fractional Initial Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Strategic Income Series attributable to its Initial Class shares, less the value of the liabilities of the Strategic Income Series assumed by the Strategic Income Portfolio attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization Shares having a net asset value equal to the value of assets of the Strategic Income Series attributable to its Service Class shares, less the value of the liabilities of the Strategic Income Series assumed by the Strategic Income Portfolio attributable to such Service Class shares.

On or as soon after the Exchange Date as is conveniently practicable, the Strategic Income Series will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Strategic Income Series, the full and fractional Reorganization Shares received by the Strategic Income Series, with Initial Class Reorganization Shares being distributed to holders of Initial Class shares of the Strategic Income Series, and Service Class Reorganization Shares being distributed to holders of Service Class shares of the Strategic Income Series. As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Strategic Income Series will receive a number of Initial Class and Service Class Reorganization Shares equal in aggregate net asset value at the Exchange Date to the net asset value of the Initial Class and Service Class shares, respectively, held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Strategic Income Portfolio in the name of such Strategic Income Series shareholders, with each account representing the respective number of full and fractional Initial Class and Service Class Reorganization Shares due such shareholder.

The Trustees have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization, and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by the mutual consent of MFS Variable Insurance Trust and MFS Variable Insurance Trust II. In addition, either party to the Agreement may, at its option, terminate the Agreement unilaterally at or prior to the Exchange Date (i) in the event of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date, or (ii) if a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating party has not been fulfilled (or waived by the terminating party) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement are estimated to be approximately $75,000 (the “Reorganization Costs”). These fees and expenses include auditor, legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall be allocated its own fees and expenses associated with the reorganization. Approximately $57,000 of the Reorganization Costs will be allocated to the Strategic Income Series and $18,000 will be allocated to the Strategic Income Portfolio. The higher Reorganization Costs for the Strategic Income Series are due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the Strategic Income Series because only the Strategic Income Series requires shareholder approval to consummate the reorganization. As previously discussed in the response to Question 4, “How do the investment objectives, principal investment strategies, policies, and restrictions of the two Funds compare,” under the heading “Synopsis,” it is anticipated that there will be minimal, if any, costs associated with portfolio repositioning in connection with the reorganization.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Strategic Income Series’ shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Initial Class and Service Class shares of the Strategic Income Portfolio. Service Class shares of the Strategic Income Portfolio are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% annually of the Fund’s average daily net assets attributable to Service Class shares. Initial Class shares do not incur Rule 12b-1 fees. Neither Service Class nor Initial Class shares incur sales charges.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Declaration of Trust of the MFS Variable Insurance Trust II, of which the Strategic Income Portfolio is a series, permits Funds to divide their shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Strategic Income Portfolio’s shares are currently divided into two classes – Initial Class shares and Service Class shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Strategic Income Portfolio. However, the Declaration of Trust of the MFS Variable Insurance Trust II disclaims shareholder liability for acts or obligations of the Strategic Income Portfolio, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Strategic Income Portfolio or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Strategic Income Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategic Income Portfolio would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Strategic Income Series are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Strategic Income Series and Strategic Income Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Strategic Income Series upon the transfer of its assets to the Strategic Income Portfolio in exchange for Reorganization Shares and the assumption by the Strategic Income Portfolio of the Strategic Income Series’ liabilities, or upon the distribution of the Reorganization Shares by the Strategic Income Series to the Separate Accounts, as shareholders, in liquidation, except for (i) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Strategic Income Series, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the tax year of the Strategic Income Series, (B) upon the termination of a position, or (C) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(c) under Section 354 of the Code, no gain or loss will be recognized by the Company Separate Accounts, as shareholders of the Strategic Income Series, on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Income Series;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Company Separate Accounts, as Strategic Income Series shareholders, receive in exchange for their Strategic Income Series shares will be the same as the aggregate tax basis of the Strategic Income Series shares exchanged therefor;

(e) under Section 1223(1) of the Code, the holding period of each Company Separate Account, as a Strategic Income Series shareholder, for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Strategic Income Series shares exchanged for the Reorganization Shares, provided that it held the Strategic Income Series shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Strategic Income Portfolio upon receipt of the assets transferred to the Strategic Income Portfolio pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Strategic Income Portfolio of the liabilities of the Strategic Income Series;

(g) under Section 362(b) of the Code, the Strategic Income Portfolio’s tax basis in the assets that the Strategic Income Portfolio receives from the Strategic Income Series will be the same as the Strategic Income Series’ tax basis in such assets immediately prior to such exchange, adjusted for any gain or loss required to be recognized as described in (b) above;

(h) under Section 1223(2) of the Code, the Strategic Income Portfolio’s holding periods in such assets, other than any asset with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for federal income tax purposes as held by the Strategic Income Series; and

(i) the Strategic Income Portfolio will succeed to and take into account the items of the Strategic Income Series described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the MFS Variable Insurance Trust II, on behalf of MFS Strategic Income Portfolio, and MFS Variable Insurance Trust, on behalf of Strategic Income Series, and will also be based on customary assumptions. Opinions of counsel are not binding on the Internal Revenue Service (the “IRS”) or the courts. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion.

Prior to the Exchange Date, the Strategic Income Series will declare a distribution to the Company Separate Accounts as shareholders, which together with all previous distributions, will have the effect of distributing to the Company Separate Accounts as shareholders all of the Strategic Income Series’ investment company taxable income and net realized capital gains, if any, in each case through the Exchange Date. Such distribution will not be taxable to Contract Holders. In addition, although it is not expected to affect Contract Holders, as a result of the reorganization each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund following the reorganization.

This description of the U.S. federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any Company as a Strategic Income Series shareholder. The Companies (as shareholders) and Contract Holders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization. The following table shows the capitalization of the Funds as of December 31, 2012, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Strategic Income Series	Strategic Income Portfolio	Pro Forma Adjustments		Pro Forma Combined Portfolio
Net assets
Initial Class	$25,349,445	$43,564,328	$(62,112	)(a)	$68,851,661
Service Class	$5,291,784	$8,867,105	$(12,888	)(a)	$14,146,001
Total	$30,641,229	$52,431,433	$(75,000	)(a)	$82,997,662
Shares outstanding
Initial Class	$2,417,196	$4,275,037	$2,483,051		$6,758,088
Service Class	$513,477	$875,773	$521,931		$1,397,704
Total	$2,930,673	$5,150,810	$3,004,982		$8,155,792
Net asset value per share
Initial Class	$10.49	$10.19	—		$10.19
Service Class	$10.31	$10.12	—		$10.12

(a)	Pro Forma Adjustments include the estimated one-time fees and expenses incurred by the Strategic Income Series in connection with the consummation of the reorganization, including the estimated other fees and expenses described in “Reorganization Fees and Expenses” under “Information About the Reorganization”.

If the reorganization had taken place on December 31, 2012, the Strategic Income Series would have received 2,483,051 and 521,931 Initial Class shares and Service Class shares, respectively, of the Strategic Income Portfolio, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares that the Strategic Income Series will receive on the Exchange Date. The foregoing is merely an example of what the Strategic Income Series would have received and distributed had the reorganization been consummated on December 31, 2012, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma financial information for the twelve-month period ended December 31, 2012 is included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Strategic Income Portfolio will be the surviving Fund following the reorganization and because the Strategic Income Portfolio’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Strategic Income Series to the Strategic Income Portfolio as contemplated by the Agreement.

The Trustees of the Strategic Income Series, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Strategic Income Series entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the power of the outstanding voting securities.

Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Strategic Income Series at the close of business on the Record Date, May 31, 2013, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Strategic Income Series outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies hold a majority of the voting power of the shares of the Strategic Income Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Fund.

Contract Holders are being asked to give their voting instructions on the proposal discussed in this Prospectus/Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Prospectus/Proxy Statement. Contract Holders are eligible to provide voting instructions for use at the Meeting if, at the close of business on May 31, they owned a Contract and some or all of the value of the Contract was allocated for investment in the Strategic Income Series. The Companies, which are the record shareholders of the Strategic Income Series, will vote the Fund’s shares attributable to a Contract Holder’s Contract in accordance with the voting instructions a Contract Holder provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Prospectus/Proxy Statement. The Companies will vote the shares attributable to Contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote the Strategic Income Series’ shares attributable to Contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Strategic Income Series as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

Each Company may be deemed to be a control person of the Strategic Income Series by virtue of record ownership of substantially all of the Fund’s shares through its Separate Accounts as of the Record Date. To the extent a Company votes all or a significant portion of such Company’s Strategic Income Series shares in favor of the proposal, the proposal may pass even if a majority of the shareholders that are not affiliated with the Company vote against or abstain from voting the proposal.

Because the Trustees and officers of MFS Variable Insurance Trust are not eligible to purchase shares of the Strategic Income Series, no Trustee or officer owned shares of the Strategic Income Series as of the Record Date. To the best of the knowledge of the Strategic Income Series, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Strategic Income Series’ outstanding shares. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Class of Shares	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on May 31, 2013.
**	To the best of the knowledge of the Strategic Income Series, this shareholder is a beneficial owner.

To the best of the knowledge of the Strategic Income Series, as of the Record Date, the following shareholders owned of record or beneficially 25% or more of the Strategic Income Series’ outstanding shares. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Class of Shares	Percentage Ownership	Pro Forma Percentage Owned*

The votes of the shareholders of the Strategic Income Portfolio are not being solicited, because their approval or consent is not necessary for this transaction. Because the Trustees and officers of MFS Variable Insurance Trust II are not eligible to purchase shares of the Strategic Income Portfolio, no Trustee or officer owned shares of the Strategic Income Portfolio as of the Record Date. To the best of the knowledge of the Strategic Income Portfolio, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Strategic Income Portfolio’s outstanding shares. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Class of Shares	Percentage Ownership	Pro Forma Percentage Owned*

*	Percentage owned assuming completion of the reorganization on May 31, 2013.
**	To the best of the knowledge of the Strategic Income Portfolio, this shareholder is a beneficial owner.

To the best of the knowledge of the Strategic Income Portfolio, as of the Record Date, the following shareholders owned of record or beneficially 25% or more of the Strategic Income Portfolio’s outstanding shares. All holdings are of record unless otherwise indicated.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about June 14, 2013. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of the Companies and their affiliates may solicit voting instructions in person or by telephone. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from Contract Holders.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Strategic Income Series, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or, in the case of Contract Holders, by providing voting instructions to the Companies at the Meeting.

Shareholder Proposals. The Strategic Income Series does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund at the next meeting of shareholders should send the proposal to the Strategic Income Series, c/o Susan S. Newton, Assistant Secretary, at 111 Huntington Avenue, 35th Floor, Boston, Massachusetts 02199-7618, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If either the necessary quorum to transact business is not present or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxies that direct them to abstain from voting on the proposal. The Strategic Income Series pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

The financial statements of the Strategic Income Series and the Strategic Income Portfolio for the fiscal year ended December 31, 2012, have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, and have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as an expert in auditing and accounting.

Available Information

The Strategic Income Series and the Strategic Income Portfolio are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with these laws, the Funds each file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Strategic Income Series knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise the Strategic Income Series, in care of MFS Service Center, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

June 14, 2013

MFS STRATEGIC INCOME SERIES, a series of

MFS VARIABLE INSURANCE TRUST

111 Huntington Avenue

Boston, MA 02199-7618

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this [            ] day of [            ], 2013, by and between MFS Variable Insurance Trust, a Massachusetts business trust (“Trust I”), on behalf of MFS Strategic Income Series, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Variable Insurance Trust II, a Massachusetts business trust (“Trust II”), on behalf of MFS Strategic Income Portfolio, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust I, acting on behalf of the Acquired Fund, and Trust II, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Acquired Fund and the Surviving Fund shall inure to, and shall be enforceable by, Trust I, acting on behalf of the Acquired Fund and Trust II, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into two classes, designated Initial Class and Service Class shares (the “Initial Class Acquired Fund Shares” and the “Service Class Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are also divided into two classes (the “Surviving Fund Shares”), designated Initial Class and Service Class shares (the “Initial Class Reorganization Shares” and the “Service Class Reorganization Shares” respectively, and, together, the “Reorganization Shares”). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Initial Class and Service Class shares correspond to the Surviving Fund’s Initial Class and Service Class shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof), certified by the Acquired Fund’s Treasurer, Deputy Treasurer, or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.7 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Initial Class and Service Class Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Initial Class and Service Class Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Initial Class and Service Class Acquired Fund Shares shall be credited with the respective pro rata number of Initial Class and Service Class (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

2

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Surviving Fund Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust II’s Amended and Restated Declaration of Trust (“Trust II’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust II’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by State Street Bank & Trust Company (the “Acquired Fund Custodian”), as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the Surviving Fund Valuation Procedures. The determinations of the Surviving Fund Custodian and the Acquired Fund Custodian, respectively, shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the Surviving Fund Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Surviving Fund Custodian and the Acquired Fund Custodian and all parties in interest. The Surviving Fund Custodian shall confirm the net value of the Assets.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Initial Class Acquired Fund Shares by the net asset value of a Initial Class Reorganization Share (computed as set forth in such paragraph), and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Service Class Acquired Fund Shares by the net asset value of a Service Class Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Surviving Fund Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund Custodian in its capacity as pricing agent for the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the Surviving Fund Valuation Procedures.

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3. Closing and Closing Date

3.1 The Closing Date shall be             , 2013 or such other date on or before [            ] as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust I and Trust II, 111 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Surviving Fund Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Strategic Income Portfolio” or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before [            ], this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 Trust I, on behalf of the Acquired Fund, represents and warrants to Trust II, on behalf of the Surviving Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust I nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I, subject

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to the approval of the shareholders of the Acquired Fund. Trust I has all necessary federal, state and local authorizations to own all of the properties and assets of Trust I and to carry on its business as now being conducted;

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”), Trust I’s Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the laws of The Commonwealth of Massachusetts;

(c) Trust I is not, and the execution, delivery and performance of this Agreement by Trust I will not result, in violation of any provision of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Acquired Fund is a party or by which Trust I or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust I or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by Trust II, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Acquired Fund, threatened against Trust I or the Acquired Fund or any of its properties or assets. Neither Trust I nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 2012, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended December 31, 2012 and December 31, 2011 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of December 31, 2012 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust II, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

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(h) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports that are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2013 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward), in each case computed without regard to any deduction for dividends paid and in each case for both the taxable year ending on December 31, 2012 and the short taxable year beginning on January 1, 2013 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(j) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into fifteen series and, with respect to the Acquired Fund, into two classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust I (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust I does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

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(k) Except as previously disclosed to Trust II, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund as described in paragraph 8.1 below), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.8 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust II’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

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4.2 Trust II, on behalf of the Surviving Fund, represents and warrants to Trust I, on behalf of the Acquired Fund, as follows:

(a) Trust II is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust II nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust II on behalf of the Surviving Fund. Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust II duly constituted in accordance with the applicable provisions of Trust II’s Declaration of Trust, Trust II’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated April 30, 2013, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) Trust II is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust II’s Declaration of Trust or Trust II’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II or the Surviving Fund is a party or by which Trust II or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust II or the Surviving Fund, threatened against Trust II or the Surviving Fund or any of its properties or assets. Neither Trust II nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust II nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of December 31, 2012, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended December 31, 2012 and December 31, 2011 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of

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December 31, 2012 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since December 31, 2012, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports that are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2013.

For all taxable years and all applicable quarters of the Surviving Fund from the date of its inception, the assets of the Surviving Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Surviving Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

(k) The authorized capital of Trust II consists of an unlimited number of shares, currently divided into twenty-one series and, with respect to the Surviving Fund, into two classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust II, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) Trust II, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust I will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Trust I covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Trust I covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Agreement.

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5.5 Trust I will provide such information as Trust II reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.6 Subject to the provisions of this Agreement, Trust I and Trust II each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Trust I will furnish to Trust II on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust I or its designee will furnish to Trust II, in such form as is reasonably satisfactory to Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8 Trust II, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.9 Trust II, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.10 Trust I agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of Trust I on behalf of the Acquired Fund

The obligations of Trust I to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust II, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Trust II, on behalf of the Surviving Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, Deputy Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust I and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust I and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust I shall reasonably request; and

6.3 Trust I shall have received on the Closing Date a favorable opinion from Brian E. Langenfeld, Vice President and Senior Counsel of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust I, to the effect that:

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(a) Trust II is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust II duly constituted in accordance with Trust II’s Declaration of Trust and Trust II’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I on behalf of the Acquired Fund, is a valid and binding obligation of Trust II and the Surviving Fund enforceable against Trust II and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust II’s Declaration of Trust or Trust II’s By-Laws;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust II’s Declaration of Trust or Trust II’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust II or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust II or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust II or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust II or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust II or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

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(h) to the knowledge of such counsel, Trust II is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by Trust II, on behalf of the Surviving Fund, in writing to Trust I, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust II or the Surviving Fund or any of their properties or assets, and neither Trust II nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust I may reasonably request.

7. Conditions Precedent to Obligations of Trust II on behalf of the Surviving Fund

The obligations of Trust II, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust I, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust I, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer, Deputy Treasurer or Assistant Treasurer of Trust I;

7.3 Trust I, on behalf of the Acquired Fund, shall have delivered to Trust II on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer, Deputy Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and

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warranties of Trust I, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 Trust II shall have received on the Closing Date a favorable opinion from Susan A. Pereira, Vice President and Senior Counsel of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust I duly constituted in accordance with Trust II’s Declaration of Trust and Trust I’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by Trust I and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust II, on behalf of the Surviving Fund, is a valid and binding obligation of Trust I and the Acquired Fund enforceable against Trust I and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) Trust I, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Acquired Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust I or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

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(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i) to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by Trust I on behalf of the Acquired Fund in writing to Trust I, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust I or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust I and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust I or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust II or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust II, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust II’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust II on behalf of the Surviving Fund and Trust I on behalf of the Acquired Fund

The obligations of Trust I hereunder are, at the option of Trust II, and the obligations of Trust II hereunder are, at the option of Trust I, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust I’s Declaration of Trust and Trust I’s By-Laws and the 1940 Act and the rules

15

thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Although the owners of record of the Acquired Fund Shares are separate accounts of insurance companies that fund variable annuity contracts or variable life insurance policies, the owners of such contracts, as beneficial owners of the Acquired Fund Shares, will have the opportunity to instruct the relevant insurance company on how to vote them;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust II, on behalf of the Surviving Fund, or Trust I on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust II, on behalf of the Surviving Fund, or Trust I, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund and the Surviving Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund, other than any Assets with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Acquired Fund;

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(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement , except for (i) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the tax year of the Acquired Fund, (B) upon the termination of a position, or (C) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(f) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor;

(h) an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held such Acquired Fund shares as capital assets; and

(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

References above and in the opinion to “shareholders” of the Acquired Fund or Surviving Fund are to the separate accounts and other permitted shareholders, if any, that own shares in the Acquired Fund or Surviving Fund. The opinion will be based on certain factual certifications made by officers of Trust II and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Transaction will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 Trust II and Trust I each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

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9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge.

9.4 Trust I agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2013 and ending on the Closing Date.

9.5 Trust I, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust II, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and, to the extent relevant, tax forms for the taxable years ended December 31, 2011 and December 31, 2012, and the short taxable year commencing on January 1, 2013 and ending on the Closing Date; (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) a copy of such tax books and records as the Acquired Fund has maintained for purposes of preparing any tax returns (including any information returns), and such other books and records maintained by Acquired Fund as are reasonably necessary for purposes of preparing any tax returns (including any information returns) required by law to be filed by the Surviving Fund after the Closing Date.

10. Entire Agreement

Trust II and Trust I agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.5 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1 This Agreement may be terminated by the mutual agreement of Trust II and Trust I. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust II or Trust I, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

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12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust I and Trust II; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by facsimile or certified mail addressed to Trust II, on behalf of the MFS Strategic Income Portfolio or Trust I, on behalf the MFS Strategic Income Series, (as applicable) 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Assistant Secretary.

14. Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust II’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust II are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6 A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust II acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust I in accordance with its proportionate interest hereunder. Trust II further acknowledges that the assets and liabilities of each series of Trust I are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

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14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.5 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS VARIABLE INSURANCE TRUST II, on its behalf and on behalf of MFS STRATEGIC INCOME PORTFOLIO, one of its series

By:

Assistant Secretary

MFS VARIABLE INSURANCE TRUST, on its behalf and on behalf of MFS STRATEGIC INCOME SERIES, one of its series

By:

Assistant Secretary

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PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS STRATEGIC INCOME SERIES,

a series of MFS Variable Insurance Trust,

by and in exchange for shares of

MFS STRATEGIC INCOME PORTFOLIO,

a series of MFS Variable Insurance Trust II

June 14, 2013

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Strategic Income Portfolio (the “Strategic Income Portfolio”) dated June 14, 2013 relating to the sale of all or substantially all of the assets of the MFS Strategic Income Series (the “Strategic Income Series”) to the Strategic Income Portfolio.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 111 Huntington Avenue, Boston, MA 02199-7618, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE STRATEGIC INCOME PORTFOLIO

The Strategic Income Portfolio’s Statement of Additional Information dated April 30, 2013 has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

B-1

ADDITIONAL INFORMATION ABOUT THE STRATEGIC INCOME SERIES

The Strategic Income Series’ Statement of Additional Information dated April 30, 2013 has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Strategic Income Portfolio and for the Strategic Income Series, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Strategic Income Portfolio and for the Strategic Income Series.

The following documents are incorporated by reference into this Statement: (i) the Strategic Income Portfolio’s Annual Report for the fiscal year ended December 31, 2012; and (ii) the Strategic Income Series’ Annual Report for the fiscal year ended December 31, 2012. The audited annual financial statements for the Strategic Income Portfolio and Strategic Income Series are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

B-2

Exhibit A

Pro Forma Financial Information

MFS Strategic Income Series into MFS Strategic Income Portfolio

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the MFS Strategic Income Series (the “Acquired Fund”) and the MFS Strategic Income Portfolio (the “Acquiring Fund”) for the twelve-month period ended December 31, 2012. The unaudited pro forma financial information should be read in conjunction with the annual shareholder reports of the Acquired Fund and the Acquiring Fund for the fiscal year ended December 31, 2012.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended December 31, 2012 has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if it had been consummated on January 1, 2012. Under the Plan, the Acquired Fund would transfer all of its assets and stated liabilities to the Acquiring Fund in exchange for shares of the corresponding class of shares of the Acquiring Fund, as described in the table below.

Acquiring Fund	Acquired Fund
Initial Class Shares	Initial Class Shares
Service Class Shares	Service Class Shares

Basis of Pro Forma Financial Information

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Acquired Fund and the Acquiring Fund should not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. The Acquiring Fund will be the accounting survivor of the reorganization for financial statement purposes.

The Acquiring Fund has an identical investment objective as the Acquired Fund. The Acquiring Fund also has identical investment strategies and policies to those of the Acquired Fund.

Acquired Fund’s and Acquiring Fund’s Net Assets as of December 31, 2012

The table below shows the net assets of the Acquired Fund, the Acquiring Fund, pro forma adjustments and the pro forma combined net assets assuming the reorganization was completed as of December 31, 2012.

Acquired Fund’s Net Assets	Acquiring Fund’s Net Assets	Pro Forma Adjustments	Pro Forma Combined Net Assets
$30,641,229	$52,431,433	($75,000)	$82,997,662

Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined fund as if the Reorganization had taken place on January 1, 2012. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Total Pro Forma Combined Fund Expenses Before Reorganization			$749,108

Increase (decrease) in expenses
Management fees (a)	$0
Administrative services fee	(13,012)
Directors/Trustee compensation	281
Shareholder servicing costs	5,177
Custodian fee	(9,837)
Printing	(3,243)
Auditing fees	(66,497)
Legal fees	0
Miscellaneous	(27,920)
Distribution/12b-1Service Class	0

Gross increase (decrease)		(115,051)
Increase in waiver/reimbursement (a)		64,408
Total increase (decrease) in expenses			(50,643)
Total Pro Forma Combined Fund Expenses After Reorganization			$698,465

(a)	The proposal has been structured so that shareholders of Acquired Fund will not experience an increase in management fees as a result of the reorganization. Accordingly, as described in Question 5 of the Prospectus, upon consummation of the reorganization, the combined fund will pay management fees pursuant to the Acquiring Fund’s management fee schedule.

As noted in the table below, upon consummation of the reorganization, the Pro Forma Combined Fund’s total expense ratios are estimated to be the same for both share classes as compared to the current expense ratios for the corresponding classes of the Acquired Fund. With respect to the Acquiring Fund, it is estimated that the total expense ratios for both classes of shares will decrease by 10 basis points as a result of the transaction.

Annual Total Operating Expenses1

Twelve-Month Period Ending December, 2012

	Acquired Fund	Acquiring Fund	Pro Forma Combined[2]
Initial Class	0.81%	0.91%	0.81%
Service Class	1.06%	1.16%	1.06%

[1]	Expenses computed for the twelve-month period ended December 31, 2012, each Fund’s most recent annual period end, adjusted for current fee arrangement.
[2]	Assumes that the reorganization occurred on the first day of the twelve-month period ended December 31, 2012.

Currently, MFS has agreed in writing to pay a portion of each of the Acquired and Acquiring Fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed (i) for the Acquired Fund, 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares and (ii) for the Acquiring Fund, 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. These written agreements are reflected in the above table and will remain in effect until modified by the Fund’s Board of Trustees, but such agreements will continue until at least April 30, 2014. Please refer to Question 5 of the Prospectus for additional information.

Accounting Policies

No accounting policies will change as a result of the Reorganization.

Reorganization Costs

Each Fund shall be allocated its own fees and expenses associated with the proposed reorganization, which are estimated to be approximately $75,000 in the aggregate. Of this amount, approximately $57,000 would be allocated to the Acquired Fund and approximately $18,000 would be allocated to the Acquiring Fund. The higher allocation to the Acquired Fund is due primarily to the fact that Acquired Fund shareholder approval is required and Acquiring Fund shareholder approval is not. Any brokerage charges associated with the purchase or disposition of portfolio securities by the Acquired Fund prior to the Reorganization will be borne by the Acquired Fund and its shareholders. Such expenses are expected to be minimal.

Capital Loss Carryforwards

At December 31, 2012, the Acquired Fund and Acquiring Fund had a capital loss carryforward of $1,277,691 and $3,537,974, respectively. Utilization of capital loss carryforwards of the Acquired Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Acquired Fund may expire without being utilized. Additionally, for five years beginning after the Closing Date of the Reorganization, the Acquiring Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the one Fund (if any) with capital loss carryforwards attributable to the other Fund. These loss limitations are not expected to affect holders of variable contracts funded by the Acquired Fund or Acquiring Fund.

[MFS Logo]		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
	CALL:	To vote by phone call toll-free 1-800-628-8510 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/vitii and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS® VARIABLE INSURANCE TRUST

MFS STRATEGIC INCOME SERIES

SPECIAL MEETING OF SHAREHOLDERS, AUGUST 8, 2013

The undersigned, revoking prior proxies, hereby appoints Mark N. Polebaum, John M. Corcoran, David L. DiLorenzo, Susan S. Newton, Christopher R. Bohane, Thomas H. Connors, Susan A. Pereira, and Brian E. Langenfeld (each, a “Holder”), and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of MFS Variable Insurance Trust to be held at 111 Huntington Avenue, Boston, Massachusetts, on Thursday, August 8, 2013, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on this proposal, this proxy card will be voted “for” Proposal 1. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

PLEASE SIGN, DATE, AND VOTE ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Dated

SHAREHOLDER SIGN HERE	(Please sign in the Box)

Please sign this proxy exactly as your name or names appear hereon. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

M1301-100-Front 1.02

MFS® VARIABLE INSURANCE TRUST

MFS STRATEGIC INCOME SERIES

Important Notice Regarding the Availability of Proxy Materials for the MFS® Variable Insurance Trust

Special Meeting of Shareholders to Be Held on August 8th, 2013.

The Proxy Statement for this meeting is available at www.Kingproxy.com/vitii

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

	FOR	AGAINST	ABSTAIN

1.        To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Trust, on behalf of the MFS Strategic Income Series (the “Strategic Income Series”), and MFS Variable Insurance Trust II, a Massachusetts business trust on behalf of MFS Strategic Income Portfolio (the “Strategic Income Portfolio”), providing for the transfer of assets to and the assumption of liabilities of the Strategic Income Series by the Strategic Income Portfolio in exchange solely for shares of beneficial interest of the Strategic Income Portfolio, and the distribution of Strategic Income Portfolio shares to the shareholders of the Strategic Income Series in complete liquidation and termination of the Strategic Income Series.

	☐	☐	☐

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS CARD	M1301-100-Back-1.03

[MFS Logo] PROXY TABULATOR		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
P.O. BOX 859232 BRAINTREE, MA 02185-9232
	CALL:	To vote by phone call toll-free 1-800-628-8510 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/vitii and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS® VARIABLE INSURANCE TRUST

MFS STRATEGIC INCOME SERIES

SPECIAL MEETING OF SHAREHOLDERS, AUGUST 8, 2013

The undersigned, revoking prior proxies, hereby appoints Mark N. Polebaum, John M. Corcoran, David L. DiLorenzo, Susan S. Newton, Christopher R. Bohane, Susan A. Pereira, Thomas H. Connors, and Brian E. Langenfeld (each, a “Holder”), and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of MFS Variable Insurance Trust to be held at 111 Huntington Avenue, Boston, Massachusetts, on Thursday, August 8, 2013, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on this proposal, this proxy card will be voted “for” Proposal 1. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

PLEASE SIGN, DATE, AND VOTE ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Dated

SHAREHOLDER SIGN HERE	(Please sign in the Box)

Please sign this proxy exactly as your name or names appear hereon. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

M1301-100-Front 1.03

MFS® VARIABLE INSURANCE TRUST

MFS STRATEGIC INCOME SERIES

Important Notice Regarding the Availability of Proxy Materials for the MFS® Variable Insurance Trust

Special Meeting of Shareholders to Be Held on August 8th, 2013.

The Proxy Statement for this meeting is available at www.kingproxy.com/vitii

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

	FOR	AGAINST	ABSTAIN

1.        To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Trust, on behalf of the MFS Strategic Income Series (the “Strategic Income Series”), and MFS Variable Insurance Trust II, a Massachusetts business trust, on behalf of MFS Strategic Income Portfolio (the “Strategic Income Portfolio”), providing for the transfer of assets to and the assumption of liabilities of the Strategic Income Series by the Strategic Income Portfolio in exchange solely for shares of beneficial interest of the Strategic Income Portfolio, and the distribution of Strategic Income Portfolio shares to the shareholders of the Strategic Income Series in complete liquidation and termination of the Strategic Income Series.

	☐	☐	☐

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS CARD	M1301-100-Back-1.04

MFS VARIABLE INSURANCE TRUST II

MFS Strategic Income Portfolio

PART C

OTHER INFORMATION

Item 15. Indemnification

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Section 5.3 of the Registrant’s Declaration of Trust; (b) Article 6 of the Investment Advisory Agreement between the Registrant and Massachusetts Financial Services Company; and (c) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	a	Amended and Restated Declaration of Trust, dated August 12, 2003. (4)

	b	Amendment to the Declaration of Trust, dated September 9, 2003, to terminate two series. (4)

	c	Amendment to the Amended and Restated Declaration of Trust on April 30, 2004—Redesignation of Research Growth and Income Series as Core Equity Series. (11)

	d	Amendment to the Declaration of Trust, dated April 29, 2005, to terminate Managed Sectors Series. (7)

	e	Amendment to the Declaration of Trust, dated June 22, 2007—Redesignation of Massachusetts Investors Trust Series as Blended Research Core Equity Series. (13)

	f	Amendment to the Declaration of Trust, dated June 22, 2007, to terminate Capital Opportunities Series and Strategic Growth Series. (13)

	g	Amendment to the Declaration of Trust, dated October 3, 2007,—Establishment and Designation of Blended Research Growth Series and Blended Research Value Series. (13)

	h	Amendment to the Declaration of Trust, dated December 28, 2007,—Redesignation of Trust and Series. (14)

i	Amendment to the Declaration of Trust, dated February 29, 2008—Redesignation of MFS Emerging Market Equity Portfolio as MFS Emerging Markets Equity Portfolio. (15)

j	Amendment to the Declaration of Trust, dated April 29, 2008—Redesignation of MFS Emerging Growth Portfolio as MFS Growth Portfolio. (16)

k	Amendment to the Declaration of Trust, dated September 16, 2008—Redesignation of MFS Research Portfolio as MFS Global Research Portfolio. (16)

l	Amendment to the Declaration of Trust, dated August 7, 2009, to terminate MFS Strategic Value Portfolio. (10)

m	Amendment to the Declaration of Trust, dated December 29, 2009—Termination of MFS Capital Appreciation Portfolio. (10)

n	Amendment to the Declaration of Trust, dated December 29, 2009—Termination of MFS Mid Cap Value Portfolio. (10)

o	Amendment to the Declaration of Trust, dated February 8, 2010—Redesignation of MFS Global Total Return Portfolio to MFS Global Tactical Allocation Portfolio. (10)

p	Amendment to the Declaration of Trust, dated July 3, 2012-Termination of MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio (20)

q	Amendment to the Declaration of Trust dated August 22, 2012-Termination of MFS Mid Cap Growth Portfolio (20)

r	Amendment to the Declaration of Trust dated August 22, 2012-Termination of MFS Growth Portfolio (20)

(2)	Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004.(11)

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization; included as Exhibit A to Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14, filed herewith.

(5)	Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through August 22, 2012, (See Exhibit A, section 6.2) and the Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004 (See Article III). (8)

(6)	Investment Advisory Agreement between Registrant and Massachusetts Financial Services Company dated January 1, 2012 (18).

(7)	Amended and Restated Distribution Agreement, dated September 1, 2005. (7)

(8)	Not Applicable.

(9)	a	Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

	b	Appendix A, as of December 15, 2011, to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 18, 2006. (12)

	c	Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (9)

	d	Appendix A, as of December 15, 2011 to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (12)

	e	Special Custody Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated dated March 22, 2000. (13)

	f	Amendment, dated July 30, 2007, to the Special Custody Account Agreement. (13)

(10)	a	Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (6)

	b	Schedule A, dated February 8, 2010, to the Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (20)

	c	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (20)

(11)	Opinion of Susan A. Pereira, including consent, dated May 1, 2013; filed herewith.

(12)	Form of Opinion of Ropes & Gray LLP as to tax matters; to be filed by amendment

(13)	a	Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated August 1, 1985. (3)

	b	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agent Agreement, dated August 1, 1985; (1).

	c	Master Administrative Services Agreement (MFS Variable Insurance Trust II), dated March 1, 1997, as amended and restated January 1, 2013; (5)

(14)	Consent of Deloitte & Touche LLP, dated May 1, 2013; filed herewith.

(15)	Not applicable.

(16)	a	Power of Attorney, dated April 9, 2013; filed herewith (Corcoran) (DiLorenzo)

	b	Power of Attorney, dated April 9, 2013; filed herewith (Trustees)

(17)	a	MFS Strategic Income Portfolio’s Prospectuses (Initial and Service Class) and Statement of Additional Information, dated April 30, 2013. (20)

	b	MFS Strategic Income Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2012. (2)

	c	MFS Strategic Income Series’ Prospectus (Initial and Service Class) and Statement of Additional Information, dated April 30, 2013. (17)

	d	MFS Strategic Income Series’ Annual Report to Shareholders for the fiscal year ended December 31, 2012. (19)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47, (Exhibits (h) 2 and (m) 2), filed with the SEC on April 28, 2011.
(2)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on February 28, 2013.
(3)	Incorporated by reference to Post-Effective Amendment No. 21, (Exhibit 9 (a)) to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 13, 1998.
(4)	Incorporated by reference to Post-Effective Amendment No. 33, (Exhibits 1 (a) & 1 (b)), to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004.
(5)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 51, (Exhibit (h) 5) filed with the SEC via EDGAR on February 27, 2013.
(6)	Incorporated by reference to Post-Effective Amendment No. 31, (Exhibit), to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 1, 2002.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36, (Exhibit 1 (d) & Exhibit 5), filed with the SEC via EDGAR on March 1, 2006.

(8)	Amended and Restated Declaration of Trust, dated August 12, 2003, as amended through August 22, 2012, incorporated by reference to Post-Effective Amendment No. 33 (Exhibit 1(a)) to the Registrant’s Registration Statement filed with the SEC via EDGAR on February 27, 2004; Amended and Restated By-Laws, dated October 25, 2002, as revised August 6, 2004 incorporated by reference to Registrant’s Post-Effective Amendment No. 34 (Exhibit 2) filed with the SEC via EDGAR on February 25, 2005.
(9)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 7, (Exhibits 7 (a) & 7 (b)), filed with the SEC via EDGAR on June 28, 2007.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45, (Exhibits (a) 12, (a)13, (a)14, & (a)15), filed with the SEC via EDGAR on February 26, 2010.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34, (Exhibit 1 (c) & Exhibit 2), filed with the SEC via EDGAR on February 25, 2005.
(12)	Incorporated by reference to MFS Variable Insurance Trust III (File Nos. 33-59093 and 811-08879) Post Effective Amendment No. 35 (Exhibits (g) 3 & (g)5) filed with the SEC via Edgar on December 10, 2012.
(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40, (Exhibits 1 (e), 1 (f), & 1 (g), Exhibits 7 (g) & 7 (h)), filed with the SEC via EDGAR on October 3, 2007.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41, (Exhibit a (8)), filed with the SEC via EDGAR on February 8, 2008.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42, (Exhibit a (9)), filed with the SEC via EDGAR on April 28, 2008.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43, (Exhibits (a) 10 & (a) 11), filed with the SEC via EDGAR on February 6, 2009.
(17)	Incorporated by reference to MFS Variable Insurance Trust (File Nos. No. 33-74668 and 811-8326) Post-Effective Amendment No. 35 (Part A) filed with the SEC via EDGAR on April 29, 2013.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 (Exhibit (d)1) filed with the SEC via EDGAR on April 26, 2012.
(19)	Incorporated by reference to MFS Variable Insurance Trust’s Form N-CSR filed with the SEC via EDGAR on February 28, 2013.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51, (Part A and Exhibits (a)16, (a)17, (a)18, (m)2 and (n), filed with the SEC via EDGAR on April 29, 2013.

Item 17. Undertakings

(a)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)	The undersigned Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 1st day of May 2013.

MFS VARIABLE INSURANCE TRUST II

By:	JOHN M. CORCORAN*
Name: John M. Corcoran Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on May 1, 2013.

SIGNATURE	TITLE

JOHN M. CORCORAN* John M. Corcoran	President (Principal Executive Officer)

DAVID L. DILORENZO* David L. DiLorenzo	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY* Michael Hegarty	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated April 9, 2013 (Trustees) and a Power of Attorney, dated April 9, 2013 (Corcoran) (DiLorenzo); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4	Form of Agreement and Plan of Reorganization; included as Exhibit A to Joint Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11	Opinion of Susan A. Pereira, including consent, dated May 1, 2013.

14	Consent of Deloitte & Touche LLP, dated May 1, 2013.

16 (a)	Power of Attorney (Trustees), dated April 9, 2013.

(b)	Power of Attorney (John M. Corcoran and David L. DiLorenzo), dated April 9, 2013.